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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    Form 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) April 26, 2001


                            SOUTHWEST GAS CORPORATION
             (Exact name of registrant as specified in its charter)


               California                      1-7850            88-0085720
     (State or other jurisdiction of         (Commission      (I.R.S. Employer
     incorporation or organization)          File Number)    Identification No.)

       5241 Spring Mountain Road
         Post Office Box 98510
           Las Vegas, Nevada                                     89193-8510
(Address of principal executive offices)                         (Zip Code)


       Registrant's telephone number, including area code: (702) 876-7237





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


Item 9.  Regulation FD Disclosure

On April 26, 2001, Southwest Gas Corporation (the Company) released summary financial information to the general public, including the investment community, regarding the Company's operating performance and financial position for the quarter and year ended March 31, 2001. The financial information released is included herein. The following information is summary in nature and should not be considered complete financial statements.


                                           SOUTHWEST GAS CORPORATION
                                         SUMMARY STATEMENTS OF INCOME
                                   (In thousands, except per share amounts)
                                                  (Unaudited)

                                                            THREE MONTHS ENDED          TWELVE MONTHS ENDED
                                                                MARCH 31 ,                   MARCH 31,
                                                        ---------------------------  ---------------------------
                                                            2001          2000           2001          2000
----------------------------------------------------------------------------------------------------------------
Gas operating revenues                                     $ 447,220     $ 267,079    $ 1,050,852     $ 779,124
Net cost of gas sold                                         279,707       123,504        550,914       317,649
----------------------------------------------------------------------------------------------------------------
Operating margin                                             167,513       143,575        499,938       461,475
Operations and maintenance expenses                           60,210        57,327        234,058       225,019
Depreciation, amortization, and general taxes                 34,363        31,089        127,782       117,830
----------------------------------------------------------------------------------------------------------------
Operating income                                              72,940        55,159        138,098       118,626
Net interest deductions                                       19,775        16,387         72,280        63,352
Preferred securities distribution                              1,369         1,369          5,475         5,475
----------------------------------------------------------------------------------------------------------------
Pretax utility income                                         51,796        37,403         60,343        49,799
Utility income tax                                            19,783        13,369         20,028        16,382
----------------------------------------------------------------------------------------------------------------
Net utility income                                            32,013        24,034         40,315        33,417
Other income (expense), net                                    1,316           330          2,558          (645)
----------------------------------------------------------------------------------------------------------------
Contribution to net income - gas operations                   33,329        24,364         42,873        32,772
Contribution to net income - construction services               480           834          4,049         3,470
----------------------------------------------------------------------------------------------------------------
Net income                                                 $  33,809     $  25,198      $  46,922     $  36,242
================================================================================================================

Earnings per share - gas operations                        $    1.05      $   0.78      $    1.36     $    1.06
Earnings per share - construction services                      0.01          0.03           0.13          0.11
----------------------------------------------------------------------------------------------------------------
Basic earnings per share                                   $    1.06     $    0.81      $    1.49     $    1.17
================================================================================================================
Diluted earnings per share                                 $    1.05      $   0.80      $    1.48     $    1.16
================================================================================================================

Average outstanding common shares                             31,821        31,140         31,540        30,934
Average shares outstanding (assuming dilution)                32,069        31,302         31,765        31,186



                                  See Notes to Summary Financial Statements.


                                      SOUTHWEST GAS CORPORATION
                                        SUMMARY BALANCE SHEET
                                          AT MARCH 31, 2001
                                           (In thousands)
                                             (Unaudited)

ASSETS
UTILITY PLANT
  Gas plant, net of accumulated depreciation                             $   1,670,609
  Construction work in progress                                                 43,143
                                                                         --------------
    Net utility plant                                                        1,713,752
                                                                         --------------
OTHER PROPERTY AND INVESTMENTS
  Investment in construction services subsidiary                                32,716
  Other                                                                         49,141
                                                                         --------------
    Total other property and investments                                        81,857
                                                                         --------------
CURRENT AND ACCRUED ASSETS
  Cash and cash equivalents                                                     40,292
  Receivables - less reserve of $2,651 for uncollectibles                      139,513
  Accrued utility revenue                                                       32,973
  Deferred purchased gas costs                                                 158,547
  Other                                                                         28,929
                                                                         --------------
    Total current and accrued assets                                           400,254
                                                                         --------------
DEFERRED DEBITS
  Unamortized debt expense                                                      18,340
  Other deferred debits                                                         26,888
                                                                         --------------
    Total deferred debits                                                       45,228
                                                                         --------------
    TOTAL ASSETS                                                         $   2,241,091
                                                                         ==============

CAPITALIZATION AND LIABILITIES
CAPITALIZATION
  Common stockholders' equity
    Common stock equity, $1 par, 31,893 shares outstanding               $     490,438
    Retained earnings                                                           73,244
                                                                         --------------
      Total common stockholders' equity                                        563,682           33.8 %
  Preferred securities of Southwest Gas Capital I, 9.125%                       60,000            3.6
  Long-term debt - NOTE 2                                                    1,041,908           62.6
                                                                         --------------    --------------
      Total capitalization                                                   1,665,590          100.0 %
                                                                         --------------
                                                                                           ==============
CURRENT AND ACCRUED LIABILITIES
  Accounts payable                                                             141,138
  Customer deposits                                                             29,335
  Taxes accrued (including income taxes)                                        33,268
  Deferred taxes                                                                54,483
  Other                                                                         41,759
                                                                         --------------
      Total current and accrued liabilities                                    299,983
                                                                         --------------
DEFERRED CREDITS
  Deferred investment tax credits                                               15,319
  Deferred income taxes                                                        185,947
  Other                                                                         74,252
                                                                         --------------
      Total deferred credits                                                   275,518
                                                                         --------------
      TOTAL CAPITALIZATION AND LIABILITIES                               $   2,241,091
                                                                         ==============


                               See Notes to Summary Financial Statements.

                          SOUTHWEST GAS CORPORATION
                       SUMMARY STATEMENT OF CASH FLOWS
                      THREE MONTHS ENDED MARCH 31, 2001
                                (In thousands)
                                 (Unaudited)

CASH FLOWS FROM OPERATIONS:
  Net income                                                       $    33,809
  Adjustments to reconcile net income to net
    cash provided by operating activities:
      Depreciation and amortization                                     25,644
      Change in receivables and payables                                 9,936
      Change in gas cost related balancing items                       (66,483)
      Change in accrued taxes                                           46,458
      Change in deferred taxes                                           4,479
      Allowance for funds used during construction                        (564)
      Other                                                               (248)
                                                                   ------------

       Net cash provided by operating activities                        53,031
                                                                   ------------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Construction expenditures                                            (52,002)
  Other                                                                 (2,508)
                                                                   ------------

       Net cash used in investing activities                           (54,510)
                                                                   ------------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Net proceeds from stock issuances                                      2,966
  Dividends paid                                                        (6,523)
  Change in notes payable                                             (131,000)
  Retirement of long-term debt, net                                    (37,000)
  Long-term debt issuances, net                                        198,682
                                                                   ------------

       Net cash provided by financing activities                        27,125
                                                                   ------------

Change in cash and cash equivalents                                     25,646
Cash at beginning of period                                             14,646
                                                                   ------------

Cash at end of period                                              $    40,292
                                                                   ============

SUPPLEMENTAL INFORMATION:
Interest paid, net of amounts capitalized                          $    17,478
Income taxes, net of refunds                                       $   (16,601)

                  See Notes to Summary Financial Statements.



                                                  SOUTHWEST GAS CORPORATION
                                            NOTES TO SUMMARY FINANCIAL STATEMENTS
                                                       (In thousands)
                                                         (Unaudited)



NOTE 1 - BASIS OF PRESENTATION:

      The summary financial statements have been prepared by Southwest Gas
      Corporation (the Company) using the equity method of accounting for its construction services subsidiary. This presentation is not in accordance with generally accepted accounting principles (GAAP), and certain information and footnote disclosures normally included in financial statements prepared in accordance with GAAP have been omitted. The summary financial statement presentation in this report produces the same net income as the consolidated financial statements and, in management's opinion, is a fair representation of the operations and contributions to net income of the Company's operating segments.

NOTE 2 - LONG-TERM DEBT:

      Revolving credit facility, variable rate                                                       $        163,000
      Debentures and notes:
         Debentures, 9.75% series F, due 2002                                                                 100,000
         Debentures, 7.50% series, due 2006                                                                    75,000
         Debentures, 8% series, due 2026                                                                       75,000
         Notes, 8.375% series, due 2011                                                                       200,000
         Medium-term notes, 7.59% series, due 2017                                                             25,000
         Medium-term notes, 7.75% series, due 2005                                                             25,000
         Medium-term notes, 7.78% series, due 2022                                                             25,000
         Medium-term notes, 7.92% series, due 2027                                                             25,000
         Medium-term notes, 6.89% series, due 2007                                                             17,500
         Medium-term notes, 6.76% series, due 2027                                                              7,500
         Medium-term notes, 6.27% series, due 2008                                                             25,000
      Industrial development revenue bonds:
         Variable-rate bonds, Series A, due 2028 - net of funds held in trust                                  47,829
         7.30% 1992 Series A, due 2027                                                                         30,000
         7.50% 1992 Series B, due 2032                                                                        100,000
         6.50% 1993 Series A, due 2033                                                                         75,000
         6.10% 1999 Series A, due 2038                                                                         12,410
         Variable-rate bonds, 1999 Taxable Series B, due 2038                                                   8,270
         5.95% 1999  Series C, due 2038                                                                        14,320
      Unamortized discount on long-term debt                                                                   (8,921)
                                                                                                     -----------------

      TOTAL LONG-TERM DEBT                                                                           $      1,041,908
                                                                                                     =================

      ESTIMATED CURRENT MATURITIES                                                                   $              -
                                                                                                     =================


                                                    SOUTHWEST GAS CORPORATION
                                                    SELECTED STATISTICAL DATA
                                                          MARCH 31, 2001


FINANCIAL STATISTICS
Market value to book value per share at quarter end                   118%
Twelve months to date return on equity  -- total company              8.9%
                                        -- gas segment                8.5%
Common stock dividend yield at quarter end                            3.9%

GAS OPERATIONS SEGMENT
                                                                                                   Authorized
                                                             Authorized         Authorized         Return on
                                                              Rate Base           Rate of            Common
Rate Jurisdiction                                            (In thousands)       Return             Equity
------------------------------                             ----------------  -----------------  -----------------
Arizona (1)                                                $       541,104               9.38 %            11.25 %
Southern Nevada (1)                                                237,165               9.50              11.55
Northern Nevada (1)                                                 63,986               9.67              11.55
Southern California                                                 69,486               9.94              11.35
Northern California                                                 28,849              10.02              11.35
Paiute Pipeline Company (1)                                         75,059               9.69              11.60

  (1)  Estimated amounts based on rate case settlements.



SYSTEM THROUGHPUT BY CUSTOMER CLASS                                THREE MONTHS ENDED                  TWELVE MONTHS ENDED
                                                                       MARCH 31,                            MARCH 31,
                                                           -----------------------------------  -----------------------------------
                     (In dekatherms)                            2001               2000               2001              2000
-----------------------------------------------------------------------------------------------------------------------------------
Residential                                                     30,559,650         25,304,315         62,393,089        55,145,073
Small commercial                                                11,258,004          9,866,297         28,658,996        26,599,623
Large commercial                                                 2,200,276          1,492,823          7,098,291         5,883,039
Industrial / Other                                               6,609,256          2,696,920         23,883,807        15,668,918
Transportation                                                  35,704,429         29,685,555        154,288,930       120,271,426
-----------------------------------------------------------------------------------------------------------------------------------
Total system throughput                                         86,331,615         69,045,910        276,323,113       223,568,079
===================================================================================================================================


HEATING DEGREE DAY COMPARISON
-----------------------------------------------------------------------------------------------------------------------------------
Actual                                                          1,192              1,005             2,123              1,872
Ten-year average                                                1,102              1,102             1,993              1,991
===================================================================================================================================

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           SOUTHWEST GAS CORPORATION




Date: April 26, 2001                          /s/ EDWARD A. JANOV
                                         -----------------------------
                                                Edward A. Janov
                                         Vice President/Controller and
                                           Chief Accounting Officer